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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported) February 12, 2001
                                                       -----------------


                            SYMPHONIX DEVICES, INC.
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            (Exact name of registrant as specified in its charter)




    Delaware                         000-23767        77-0376250
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    (State or other jurisdiction     (Commission      (IRS Employer
    of incorporation)                File Number)     Identification No.)




    2331 Zanker Road, San Jose, California                   95131-1107
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    (Address of principal executive offices)                 (Zip Code)



        Registrant's telephone number, including area code (408) 232-0710
                                                           ---------------



    ----------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 4. Changes in Registrant's Certifying Accountant

         (b)  New independent accountant

         On February 9, 2001, the Registrant engaged KPMG LLP as its new independent accountant to audit its financial statements as of and for the year ended December 31, 2000. During the years ended December 31, 1999 and 2000 and between January 1, 2001 and February 9, 2001 the Registrant 1) did not consult with KMPG LLP regarding the application of accounting principles to a specified transaction either completed or proposed; 2) the Registrant did not consult with KPMG LLP regarding the type of audit opinion that might be rendered or the Registrant's financial statements; and 3) there was not any written or oral advice provided to the Registrant prior to KPMG LLP's retention as the Registrant's independent accountant.

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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SYMPHONIX DEVICES, INC.


                                       /s/ Kirk B. Davis
                                       -----------------------------------------
                                       Kirk B. Davis
                                       President and Chief Executive Officer

                                       Date: February 12, 2001

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